EMPLOYMENT AND SEVERANCE BENEFITS AGREEMENT THIS EMPLOYMENT AND SEVERANCE BENEFITS AGREEMENT (the “Agreement”) is made and entered into effective as of the “Commencement Date” (as hereinafter defined) by and between AON Central Services, LLC, a Delaware limited liability company (the “Company”), and David Afshar (the “Employee”). The Company and the Employee are hereinafter sometimes referred to individually as a “Party,” and collectively as the “Parties.” INTRODUCTION This Agreement sets forth the provisions under which the Company has agreed to employ the Employee, and the Employee has agreed to accept such employment, and the compensation and severance arrangement by and between the Parties for all services performed or provided by the Employee as Chief Financial and Operating Officer for or on behalf of the Company, as hereinafter defined. OPERATIVE PROVISIONS NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Employment. 1.1. In General. The Company hereby employs the Employee, and the Employee hereby accepts such employment, subject to the provisions of this Agreement. 1.2. Employment Term. The initial term of the Employee’s employment hereunder shall be for a period of five (5) years commencing on June 1, 2024 (the “Commencement Date”), unless terminated earlier as provided in Section 6 hereof (the “Initial Term”); provided, however, that this Agreement and the Employee’s employment hereunder shall automatically renew on the fifth (5th) anniversary of the Employee’s employment hereunder and on each annual anniversary thereafter (each a “Renewal Date”), upon the same terms and conditions set forth herein, for additional periods of one (1) year each (each a “Renewal Term”), unless terminated earlier as provided in Section 6 hereof or unless either Party elects not to renew the term of this Agreement and the Employee’s employment hereunder by giving the other Party advance written notice thereof at least thirty (30) calendar days prior to the applicable Renewal Date (a “Non-Renewal”). The period during which the Employee is employed by the Company hereunder is hereinafter referred to as the “Employment Term.” 2. Position and Duties. 2.1. In General. Subject to the terms and conditions of this Agreement, the Employee shall, during the Employment Period, (a) serve as the Company’s Chief Financial and Operating Officer, (b) perform such duties and exercise such authority as customarily performed and exercised by persons holding such office, (c) comply with the policies and procedures of the Company, as such may be modified from time to time, DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

2 provided that the same are reasonable and do not violate any applicable law or the terms of this Agreement, and (d) perform such other services and duties as the Chief Executive Officer of the Company (the “CEO”) and/or the Board of Directors of American Oncology Network, Inc., a Delaware corporation (“AON”), an affiliate of the Company (the “AON Board”), may reasonably assign to the Employee from time to time. Subject to the terms and conditions of this Agreement, the Employee shall, during the Employment Period, if so requested by the CEO and/or the AON Board, also serve without additional compensation as an officer, director, or manager of the Company’s Affiliates. For purposes of this Agreement, the term “Affiliate” shall mean any person or entity, controlling, controlled by, or under common control with the Company. During the Employment Period, the Employee shall report directly to the CEO or to such other person as the AON Board may reasonably designate from time to time. Notwithstanding the foregoing, and subject to the provisions set forth in Section 6.7 of this Agreement, the Employee’s duties, responsibilities, and authority shall be subject to the power of the CEO and/or the AON Board to expand or limit such duties, responsibilities, or authority and to override the actions or decisions of the Employee. For certainty, it is expressly acknowledged that, for purposes of this Agreement, the Company’s Affiliates shall include, but shall not be limited to, all of the following companies (referred to individually and collectively herein as “AON Group”) regardless of whether the Company and certain entities comprising the AON Group would be deemed “affiliates” as such term is defined in Rule 501 of Regulation D under the Federal Securities Act of 1933, as amended: AON, the current and future direct and indirect wholly and partially-owned subsidiaries of AON, American Oncology Management Company, LLC, a Delaware limited liability company, American Oncology Network, LLC, a Delaware limited liability company, American Oncology Partners, P.A., a Florida professional service corporation, American Oncology Partners of Maryland, P.A., a Maryland professional corporation, American Oncology Partners of Hawaii, LLC, a Florida limited liability company, AON Pharmacy, LLC, a Florida limited liability company, Meaningful Insights Biotech Analytics, LLC, a Delaware limited liability company, and/or any other companies which are currently or may in the future be under common control (through ownership of a majority of the issued and outstanding voting equity securities, contract or otherwise) with or managed by any of the foregoing entities and engaged in the operation of the AON Group’s business. 2.2. Full-Time Employment; Home Office. The Employee’s employment hereunder shall be of a full-time nature. During the Employment Term, the Employee shall devote the Employee’s best efforts and substantially all of the Employee’s active business time and attention (except for permitted leaves of absence for vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company. During the Employment Term, the Employee shall perform the Employee’s duties and responsibilities to the best of the Employee’s abilities in a diligent and professional manner. At all times during the Employment Term, Employee’s home office shall be based in Marietta, Georgia and Employee shall provide his duties and responsibilities remotely, subject to business travel as reasonably required to perform Employee’s duties and responsibilities. 2.3. Restrictions on Outside Activities. During the Employment Term, the Employee shall not engage in any business activity which, in the reasonable judgment of DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

3 the Company, conflicts with the duties of the Employee hereunder, whether or not such activity is pursued for gain, profit, or other pecuniary advantage. The foregoing restrictions shall not limit or prohibit the Employee from engaging in investment activities or community, charitable, or social activities, included participation in industry organizations and manufacturer advisory boards, provided such activities do not adversely affect or otherwise interfere with the performance of the Employee’s duties and obligations hereunder. The Employee shall be required to disclose any such participation in oncology industry organizations and drug manufacturer advisory boards to the Chief Compliance Officer and Chief Executive Officer prior to any such engagement. The Company shall not be entitled to any portion of remuneration paid to the Employee for participation in such approved outside activities. 3. Compensation. For each year of the Employment Term, the Company shall pay to the Employee, in consideration for all services performed or provided by the Employee for or on behalf of the Company hereunder, the compensation, benefits, and other amounts as more particularly described in Exhibit A attached hereto (the “Compensation Schedule”). 4. Severance Benefits. Except as otherwise provided herein, and subject to the terms, conditions, and limitations set forth in this Agreement, if the Employee’s employment with the Company terminates, the Employee shall be entitled to receive a certain amount of severance benefits as determined in accordance with the provisions of this Section 4. 4.1. In General. Except as otherwise provided herein, and subject to the terms, conditions, and limitations set forth in this Agreement (and, specifically those in Section 4.3), if the Company terminates the Employee’s employment without Cause, the Company elects a Non-Renewal, or if there is a mutual agreement to terminate Employee’s employment, the Company shall pay severance benefits to the Employee equal to one (1) year of the Employee’s current Base Salary at the time of termination (the one- (1-) year duration of such severance benefits shall be referred to as the “Severance Benefit Period”). 4.2. Benefits. The Company will provide for continuation through the Severance Benefit Period of any and all employee benefits (medical, dental, vision, prescription, voluntary benefits, etc.) that the Employee received while employed. The Company shall continue to pay the employer contribution and the Employee shall continue to pay the Employee contribution, payable consistent with standard pay cycles. 4.3. Payment. The severance benefits payable to the Employee under this Section 4 shall be paid in convenient installments, without interest and in arrears, in accordance with the Company’s customary payroll practices, but not less frequently than monthly. 4.4. Forfeiture. Notwithstanding anything to the contrary contained in this Agreement or any other agreement by and between the Company and the Employee, the Company shall have no obligation to pay or to continue to pay any severance benefits or any other amount to the Employee under this Section 4, and the Employee shall irrevocably forfeit and shall have no right to receive or continue to receive any such severance benefits or other amounts, if any one or more of the following express conditions or events occur: DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

4 (a) the Company terminates the Employee’s employment with Cause; (b) the Employee terminates the Employee’s employment without Cause; (c) during the Severance Benefit Period, the Employee breaches or fails to comply with any material provision of this Agreement that survives the termination of Employee’s employment, including, without limitation, the restrictive covenants set forth in Section 8 of this Agreement; (d) during the Severance Benefit Period, the Employee engages in any Restricted Activity (as hereinafter defined); or (e) the Employee fails to execute and deliver a release substantially in the form attached hereto as Exhibit B and incorporated herein by reference, with such revisions and modifications as may be reasonably requested by the Company and Employee at the time of signing thereof (the “Release”), or the Employee revokes such Release. 4.5. Exceptions to Forfeiture. If the Employee’s employment is terminated by the Employee at any time during the Employment Term for Good Reason or Employee elects a Non-Renewal, or as a result of the Employee’s death or Disability, the Employee shall be entitled to receive the severance benefits as determined in this Section 4. 4.6. Conditions. The non-occurrence of each condition or event described in Section 4.4 hereof is an express condition to the obligation of the Company to pay or to continue to pay any such severance benefits or other amounts to the Employee under this Section 4. 4.7. Intentionally Deleted. 5. Representations and Warranties. The Employee hereby represents and warrants to the Company that (a) the execution, delivery, and performance of this Agreement by the Employee does not and shall not conflict with, breach, violate, or cause a default under any agreement, contract, or instrument to which the Employee is a party or any judgment, order, or decree to which the Employee is subject; (b) the Employee is not a party to or bound by any employment agreement, consulting agreement, non-compete agreement, confidentiality agreement, or similar agreement with any other person or entity; (c) the Employee has never been suspended, excluded, or barred from, or sanctioned under, any state or federal healthcare program, including, without limitation, the Medicare or Medicaid programs, and, to the best knowledge of the Employee, no basis exists for any such action; and (d) upon the execution and delivery of this Agreement by the Parties, this Agreement shall be a valid and binding obligation of the Employee, enforceable in accordance with its terms. 6. Termination of Employment. This Agreement and the Employee’s employment hereunder may be terminated as follows: DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

5 6.1. Mutual Agreement. The Parties may terminate this Agreement and the Employee’s employment hereunder at any time by mutual agreement. 6.2. Non-Renewal. This Agreement and the Employee’s employment hereunder may be terminated by either Party by way of non-renewal pursuant to Section 1.2 hereof. 6.3. Death. This Agreement and the Employee’s employment hereunder shall immediately and automatically terminate upon the death of the Employee. 6.4. Voluntary Termination by Either Party. 6.4.1. Company. The Company may terminate the Employee’s employment hereunder at any time during the Employment Term for any reason, without any stated reason, or regardless of the reason whatsoever by giving the Employee written notice thereof not less than thirty (30) calendar days prior to the date specified in such written notice. The Company may, at any time after giving the Employee written notice of such termination, place the Employee on administrative leave and suspend the Employee from providing services hereunder for part or all of such required notice period. During such administrative leave, the Company shall continue to pay the compensation, benefits, and other amounts payable to the Employee hereunder as described in or contemplated by the applicable provisions of the Compensation Schedule. Such administrative leave shall be applied against and reduce any unused leaves of absence of the Employee, and the Employee shall not, during such period of administrative leave, be entitled to any additional leaves of absence for paid time off or personal time off or for any other purpose. During such administrative leave, all other provisions of this Agreement shall continue in effect. 6.4.2. Employee. The Employee may, at any time during the Employment Term, terminate this Agreement and the Employee’s employment hereunder for any reason, without any stated reason, or regardless of the reason whatsoever by giving the Company written notice thereof not less than thirty (30) calendar days prior to the date specified in such written notice. 6.5. Termination for Cause. 6.5.1. In General. Subject to the provisions of Section 6.5.2 hereof, the Company may terminate this Agreement and the Employee’s employment hereunder for “Cause” (as hereinafter defined) by giving the Employee written notice thereof. For purposes of this Agreement, “Cause” shall mean: (a) the Employee’s material failure to perform (other than by reason of Disability) such duties as are usual and customary for persons of similar office and are reasonably and lawfully requested by the Chief Executive Officer or his designee, as documented in writing to the Employee (including by e-mail); DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

6 (b) intentionally deleted; (c) the Employee’s significant violation of Company policies which are generally applicable to an executive of the Company; (d) the Employee’s willful misconduct, including, without limitation, violation of the Company’s sexual or other harassment policy, acts of fraud, theft, or financial dishonesty with respect to the Company, or misappropriation of Company property (other than customary and de minimis use of Company property for personal purposes); (e) the Employee’s material breach of this Agreement; (f) intentionally deleted; (g) intentionally deleted; (h) intentionally deleted; (i) intentionally deleted; (j) the Employee knowingly violates any applicable state or federal statute, law, rule, or regulation related to health care or the delivery of a health care item or service; (k) intentionally deleted; (l) the Employee is convicted of, or enters a plea of guilty, no contest, or nolo contendere to, a felony charge or any other crime involving fraud, theft, embezzlement, dishonesty, or moral turpitude. 6.5.2. Notice and Opportunity to Cure. 6.5.2.1. Despite anything contained in Section 6.5.1 hereof to the contrary, if, during the Employment Term, any event described in Section 6.5.1 hereof occurs and such event is capable of being cured, the Company shall, except as otherwise provided herein, provide the Employee with written notice thereof specifying in reasonable detail the nature and extent of such event and an opportunity to cure such event within the cure period set forth in the notice, such cure period to be no shorter than ten (10) business days after the Employee receives such written notice from the Company. If (and only if) the Employee fails to cure such event within the specified cure period, the Company may terminate this Agreement and the Employee’s employment hereunder by giving the Employee written notice thereof; provided, however, if the Company has previously provided the Employee with notice and opportunity to cure the same or substantially the same event within the previous twelve (12) month period, the Company shall have no duty or obligation to provide the Employee with any other or DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

7 further notice and opportunity to cure, the Employee shall have no right to any such notice and opportunity to cure, and the Company may terminate this Agreement and the Employee’s employment hereunder immediately by delivering written notice thereof to the Employee. 6.5.2.2. Despite the foregoing provisions of this Section 6.5.2, if, during the Employment Term, any event described in Section 6.5.1 hereof occurs, and if the Company determines in good faith that such event is incapable of being cured or could materially adversely affect the Company, the Company may terminate this Agreement and the Employee’s employment hereunder immediately without any opportunity to cure such event or with such shorter cure period as the Company may determine to be appropriate by delivering written notice thereof to the Employee specifying in reasonable detail the reason or reasons for such termination or such shorter cure period. 6.6. Disability. 6.6.1. In General. Subject to applicable law, the Company may terminate the Employee’s employment hereunder due to “Disability” (as hereinafter defined) by delivering written notice thereof to the Employee. 6.6.2. Disability. For purposes of this Agreement, “Disability” or “Disabled” means, with respect to the Employee, the inability of the Employee, due to physical or mental incapacity, to perform the essential functions of the Employee’s job for ninety (90) cumulative days during any twelve (12) consecutive month period. In the event of a dispute as to whether the Employee is Disabled for purposes of this Agreement, the Employee shall submit at the Company’s expense to an examination by a qualified independent physician selected by the Company, subject to employee’s reasonable approval, and the opinion of such physician shall be conclusive and binding on the Employee and the Company. 6.7. Good Reason. The Employee may terminate the Employee’s employment hereunder for Good Reason by delivering written notice thereof to the Company. For purposes of this Agreement, “Good Reason” means (i) a material breach by the Company of any material term or condition of this Agreement; (ii) a substantial or unusual increase in Employee’s responsibilities and authority without an offer of additional reasonable compensation; (iii) a substantial or unusual reduction in Employee’s responsibilities or authority; or (iv) the Company’s requirement that Employee permanently relocate his home office to an office more than fifty (50) miles from Marietta, GA. If Employee elects to terminate Employee’s employment for Good Reason, Employee will provide the Company written notice specifying in reasonable detail the nature and extent of the circumstances forming the basis for Good Reason, after which Company shall have thirty (30) days to cure. If Company has not cured and Employee elects to terminate Employee’s employment, Employee will do so within thirty (30) days after the end of the cure period. DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

8 7. Obligations Subsequent to Termination. If this Agreement or the Employee’s employment hereunder terminates or expires for any reason or regardless of the reason whatsoever, whether voluntarily or involuntarily, the Parties shall have the following respective obligations: 7.1. Compensation. Except as otherwise provided in this Agreement, including the Compensation Schedule, if this Agreement or the Employee’s employment hereunder terminates or expires for any reason or regardless of the reason whatsoever, whether voluntarily or involuntarily, the obligations of the Company to pay or provide any compensation, benefits, or other amounts, and the Employee’s right to receive any such compensation, benefits, or other amounts, shall be subject to and governed by the provisions of the Compensation Schedule. 7.2. Cooperation of Parties. Following any notice of non-renewal or termination of employment hereunder, whether given by the Company or the Employee, the Employee shall reasonably cooperate with the Company in all matters relating to the winding up of the Employee’s pending work on behalf of the Company and the orderly transfer of such work to the Company’s other executives or employees. 7.3. Assistance in Litigation. The Employee covenants and agrees with the Company that upon reasonable advance written notice and request by the Company, the Employee shall, during normal business hours, furnish such information and proper assistance to the Company as may be reasonably required by the Company in connection with any claim, demand, action, dispute, proceeding, or litigation in which the Company is, or may become, a party, at any time following the termination or expiration of the Employee’s employment hereunder and which arises out of, relates to, or is based upon the Employee’s employment with the Company. The Company will pay Employee an hourly rate (based on Employee’s Base Salary as of the last day of employment) for cooperation that occurs after the Employment Term, and reimburse Employee for reasonable expenses, including travel expenses, reasonable attorneys’ fees and costs. 7.4. Company Property. 7.4.1. All “Company Property” (as hereinafter defined) shall be and remain the Company’s sole property. Upon the termination or expiration of this Agreement or the Employee’s employment hereunder for any reason or regardless of the reason whatsoever, whether voluntarily or involuntarily, the Employee shall provide or return to the Company any and all Company Property in the Employee’s possession or under the Employee’s control, and the Employee shall not take or retain possession of any Company Property. 7.4.2. For purposes of this Agreement, “Company Property” means any and all of the following items or property relating to or concerning the business of the Company or any of its Affiliates, including copies, regardless of whether prepared by the Employee or any other person, and regardless of its form or medium: Confidential Information (as hereinafter defined in Section 8.2.2 hereof), keys, access cards, employer credit cards, cell phones, computer hardware, computer software, equipment (whether owned, leased, or licensed by the DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

9 Company), computer data, notebooks, documents, memoranda, notes, plans, records, reports, files, samples, books, correspondence, lists, and any other information or materials, including copies, regardless of its form or medium, relating to or concerning the business of the Company or any of its Affiliates. 8. Other Covenants. 8.1. Acknowledgements. The Employee acknowledges and agrees that, through the Employee’s employment with the Company, the Employee has had, and shall continue to have, access to, and has acquired, and shall continue to acquire, confidential and proprietary information, knowledge, and experience with respect to the Company and its Affiliates (collectively, the “Company Group”), the business of the Company Group, and the current and prospective patients, clients, customers, employees, referral sources, and third-party payors of the Company Group, as well as the hospitals and healthcare facilities at which the Company Group provides professional services; that the Company Group has developed and established, and will continue to develop and establish, substantial and important relationships with its current and prospective patients, clients, customers, employees, referral sources, third-party payors, hospitals, and healthcare facilities; that the Company Group’s goodwill is inextricably intertwined with such relationships; that but for the Employee’s employment with the Company, the Employee would not have had, or continued to have, access to, or have acquired, or continued to acquire, any of the confidential and proprietary information, knowledge, and experience with respect to, the Company Group, its business, or any of its patients, clients, customers, employees, referral sources, third-party payors, hospitals, or healthcare facilities, and would not have established, or continued to establish, relationships with any of the patients, clients, customers, employees, referral sources, third-party payors, hospitals, or healthcare facilities of the Company Group; that such patients, clients, customers, employees, referral sources, third-party payors, hospitals, and healthcare facilities are an integral part of the business of the Company Group; that the information and knowledge with respect to such patients, clients, customers, employees, referral sources, third-party payors, hospitals, and healthcare facilities are extremely confidential and constitute valuable, unique, and special property of the Company Group; that it is extremely important for the Company Group to use its maximum efforts to prevent the loss of such patients, clients, customers, employees, referral sources, third-party payors, hospitals, or healthcare facilities or any such confidential, valuable, special, and unique information, knowledge, or property with respect thereto; and that it would be extremely detrimental and result in irreparable injury to the Company Group and its goodwill if disclosed or used by the Employee to compete with the Company Group. The Employee acknowledges that the covenants set forth in this Section 8 are of significant value to the Company Group and were a material inducement to cause the Company to enter into this Agreement, (a) disclose the Confidential Information and trade secrets of the Company Group to the Employee, and (b) continue to invest in the Company Group’s business. The Employee further acknowledges that the goodwill and other proprietary interest of the Company Group may suffer irreparable and continuing damage if the Confidential Information of the Company Group is disclosed or used by the Employee to compete with the Company Group. DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

10 The Employee therefore understands and agrees that, because of the nature of the business of the Company Group, it is reasonable and necessary to afford fair protection to the Company Group from (a) such disclosures, uses, or loss of any such Confidential Information, during and subsequent to the Employment Term at any time and (b) competition during and subsequent to the Employment Term for a limited period of time and with respect to a limited geographic area as hereinafter provided. The Employee also recognizes, acknowledges, and agrees that all discussions with the Company regarding the Employee’s employment have included as a pre-condition the explicit acknowledgment and agreement that the restrictive covenants and other covenants set forth herein are fair and reasonable and are necessary to protect the legitimate business interests of the Company Group and its goodwill. Consequently, as a material inducement to the Company to hire the Employee as Chief Financial and Operating Officer of the Company and to enter into this Agreement, the Employee covenants and agrees as follows: 8.2. Non-Disclosure of Confidential Information. 8.2.1. Except as otherwise permitted or required by this Agreement, the Employee shall not disclose or use at any time, either during the Employment Term or thereafter, any Confidential Information (as hereinafter defined) of which the Employee is or becomes aware, whether or not such information is developed by the Employee, except to the extent that such disclosure or use is directly related to and required by the Employee’s performance in good faith of the duties assigned to the Employee by the Company or is required to be disclosed by law, court order, or similar compulsion; provided, however, that such disclosure shall be limited to the extent so required or compelled; and provided, further, that if the Employee becomes legally compelled to disclose all or any portion of the Confidential Information, the Employee shall provide the Company with prompt notice thereof to the extent permitted by law, so that the Company may seek a protective order or other appropriate remedy. If such protective order or other remedy is not obtained, the Employee shall furnish only that portion of the Confidential Information which is legally required. The Employee shall take all reasonably appropriate steps to safeguard the Confidential Information and to protect it against disclosure, misuse, espionage, loss, and theft. 8.2.2. For purposes of this Agreement, the term “Confidential Information” means any and all information or materials that the Employee has obtained or that has been disclosed to the Employee at any time, whether prior to or from and after the date hereof, whether intentionally or unintentionally, or whether directly or indirectly, verbally, in writing, or by any other means in tangible or intangible form, including that which is conceived or developed by the Employee whether prior to or from and after the date hereof, concerning or in any way related to any member of the Company Group, the business or affairs of any member of the Company Group, or any officers, managers, members, physicians, employees, agents, independent contractors, consultants, attorneys, accountants, patients, clients, customers, referral sources (including any referring physicians), suppliers, vendors, or third-party payors of any member of the Company Group, regardless of DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

11 whether any such information is marked as confidential or proprietary, and regardless of its medium, including, without limitation, any of the following or any files, records, documents, lists, papers, information, or materials concerning or in any way related to any of the following: (a) any patient, client, customer, referral source (including any referring physician), supplier, vendor, financial institution, officer, member, physician, manager, employee, consultant, or agent of any member of the Company Group; (b) any medical or other records or information concerning any patient of any member of the Company Group; (c) any forms, agreements, or documents developed by or for any member of the Company Group; (d) any participation agreement, provider agreement, or other agreement or arrangement by and between any third-party payor and any member of the Company Group; (e) any information or materials concerning or relating to any relationship of any member of the Company Group regarding or with respect to any third-party payor, hospital, or other healthcare facility; (f) any billing or coding guidelines, practices, policies, procedures, or methods of any member of the Company Group, including any fee schedules, rates, or reimbursement rates of any member of the Company Group; (g) the business, financial affairs, financial condition, or the present or future business or financial performance of any member of the Company Group; (h) any business, development, or research and development programs, plans, or objectives of any member of the Company Group, including any information or materials concerning or relating to budgeting, staffing needs, marketing, research, relationships with third-party payors, hospitals, or other healthcare facilities, and equipment capabilities of any member of the Company Group; (i) any business, financial, management, or practice management guidelines, decision tools, methods, practices, policies, procedures, or protocols of any member of the Company Group or otherwise concerning or relating to the operation of any member of the Company Group; (j) any clinical guidelines, practices, policies, procedures, or protocols of any member of the Company Group; (k) any medical procedures developed by any physician, member, or other employee or independent contractor of any member of the Company Group; (l) any clinical research guidelines, practices, policies, procedures, or protocols of any member of the Company Group; (m) any data, including any business, clinical, or patient data, of any member of the Company Group or any databases of any member of the Company Group, including any access to any such databases or any other information or materials related thereto; (n) any “know-how,” trade secrets, or any other information or materials related thereto of any member of the Company Group; (o) this Agreement including any provision hereof; (p) any other information concerning or in any way related to any member of the Company Group not generally known that is disclosed to the Employee or known by the Employee as a consequence of the Employee’s employment with the Company; and (q) any other information or materials, including copies, regardless of its medium, concerning or related in any way to any of the foregoing. The Employee acknowledges that the Confidential Information described above is special and unique information and is not information that would be considered a part of the general knowledge and skill the Employee has or might otherwise obtain. DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

12 8.2.3. Despite any provision contained in this Agreement to the contrary, Confidential Information shall not include any information that (a) was known by the Employee from a third-party source before disclosure by or on behalf of any member of the Company Group, (b) becomes available to the Employee from a source other than any member of the Company Group that is not bound by a duty of confidentiality to any member of the Company Group, or (c) is or becomes publicly available information through no fault or act of the Employee; provided, however, that in each case the Employee shall bear the burden of demonstrating that the information falls under one of the above described exceptions. 8.2.4. The Employee agrees that the terms of this Agreement shall be deemed Confidential Information for purposes of this Agreement. The Employee shall keep the terms of this Agreement strictly confidential and shall not disclose the details of this Agreement to any person or entity without the Company’s prior written consent; provided, however, that the Employee shall be entitled to disclose this Agreement to the Employee’s attorneys, accountants, or financial advisors who have a “need to know” such information in their capacities as advisors to the Employee; and further provided, that the Employee shall be responsible for any breach of this Section by any such attorney, accountant, or financial advisor. 8.2.5. The Employee acknowledges and agrees that the obligations of the Employee under this Section 8.2 regarding any Confidential Information (including any Confidential Information disclosed to the Employee or to which the Employee had access prior to the Commencement Date) begin immediately on the Commencement Date and continue in effect in perpetuity or until the latest date permitted by applicable law. 8.2.6. The provisions in this Agreement do not prohibit or restrict Employee from communicating with the Department of Justice, Securities and Exchange Commission, Department of Labor, National Labor Relations Board, Equal Employment Opportunity Commission or any other governmental authority, exercising Employee’s rights, if any, under the National Labor Relations Act to engage in protected concerted activity, making a report in good faith and with a reasonable belief of any violations of law or regulation to a governmental authority or cooperating with or participating in a legal proceeding relating to such violations including providing documents or other information. 8.3. Non-Competition. The Employee covenants and agrees that, for the period commencing on the Commencement Date and ending one (1) year after the termination of Employee’s employment with the Company with Cause or without Good Reason, the Employee shall not, within the United States of America, directly or indirectly own, manage, control, participate in, consult with, render services for, become employed by, or work in any manner with or for U.S. Oncology, One Oncology, the Oncology Institute, City of Hope, Oncology Care Partners, Verdi Oncology, Innovative Oncology Network, Quality Cancer Care Alliance, National Cancer Care Alliance, Athena Oncology, and/or any other aggregator of oncology practices or oncology-specialized management services organizations with operations in five or more states. Employee expressly agrees that the DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

13 Affiliates are intended third party beneficiaries of the covenants contained in this paragraph 8 (i.e., paragraphs 8.1 through 8.10) and may enforce said covenants against Employee. “Restricted Activity” also includes any activity that may require or inevitably requires disclosure of trade secrets, proprietary information, or Confidential Information. The Parties acknowledge and agree that Employee is a “senior executive” as defined in Section 5 of the Federal Trade Commission Act banning non-compete provisions. 8.4. Non-Solicitation. 8.4.1. The Employee further covenants and agrees that, for the period commencing on the Commencement Date and ending one (1) year after the termination of Employee’s employment with the Company, whether with or without Cause or with or without Good Reason, the Employee shall not, except in connection with the performance of the Employee’s duties hereunder, directly or indirectly, whether for or on behalf of the Employee or any other person or entity, knowingly solicit, induce, or attempt to solicit or induce any person or entity to cease or reduce doing business with, or referring patients or business to, the Company and/or its Affiliates, or in any way interfere or attempt to interfere with the relationship between any such person or entity, on the one hand, and the Company or any such Affiliate, on the other hand. 8.4.1. Without limiting the generality of the foregoing, the term “person” or “entity” includes, without limitation, any client, customer, patient, third party payor, governmental agency and/or its fiscal intermediaries, contractor, supplier, licensee, or other business relation of the Company or any of its Affiliates with whom Employee, within the twelve (12) months prior to the termination of Employee’s employment, engaged, had contact with or received Confidential Information about, and (i) that is directly or indirectly receiving goods or services from, or providing goods and services to, the Company and/or any of its Affiliates or (ii) that is directly or indirectly providing or referring any client, customer, or patient to, or otherwise providing or referring business to or for, the Company or any of its Affiliates. 8.5. Covenant Not Hire Employees. The Employee further covenants and agrees that, for the period commencing with the date hereof and ending one (1) year after the termination of Employee’s employment with the Company, whether with or without Cause or with or without Good Reason, the Employee shall not, except in connection with the performance of the Employee’s duties hereunder, directly or indirectly, whether for or on behalf of the Employee or any other person or entity: 8.5.1. induce or attempt to induce any employee of the Company or any of its Affiliates to leave the employ of the Company or such Affiliate, or in any way interfere with the relationship between the Company or any such Affiliate, on the one hand, and any employee thereof, on the other hand; or 8.5.2. solicit for hire or hire any person who was an employee of the Company or any of its Affiliates until six (6) months after such individual’s DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

14 employment relationship with the Company or any such Affiliate has been terminated, provided that the Employee may hire any such person (so long as such person is not a manager or executive officer of the Company or any such Affiliate) who responds to a general advertisement offering employment. 8.6. Remedies. The Employee acknowledges that the covenants contained in this Section 8 are reasonable and necessary protections of the legitimate business interests of the Company; that any violation of these covenants may cause substantial injury and irreparable harm to the Company and its goodwill; that it is extremely difficult, if not impossible, to ascertain the actual damages that would result to the Company in the event of a breach or threatened breach by the Employee of any of the covenants contained in this Section 8; and that the Company would not have entered into this Agreement without receiving the Employee’s additional consideration in binding the Employee to these covenants. Accordingly, the Employee specifically agrees that the Employee’s failure to strictly comply with or perform any of the Employee’s obligations under the provisions of this Section 8 shall constitute a material breach thereof by the Employee, and, in the event of a breach or threatened breach by the Employee of any of the provisions of this Section 8, the Company, in addition to and not in limitation of any other rights, remedies, or damages available to the Company, at law or in equity, shall be entitled to seek a temporary restraining order, preliminary injunction, and permanent injunction in order to prevent or restrain any such breach or threatened breach by the Employee or by any other person or entity directly or indirectly acting for, on behalf of, or with the Employee. No right or remedy granted herein is exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to every other right or remedy herein or now or hereafter existing at law or in equity. 8.7. Construction. 8.7.1. If the Employee violates any covenant contained in this Section 8 and the Company Group brings an action for injunctive or other relief, neither the Company Group shall, as a result of the time involved in obtaining the relief, be deprived of the benefit of the full period of the restrictive covenant. Accordingly, such restrictive covenant shall be deemed to have the duration herein computed from the date the relief is granted, but reduced by the time between the period when the restrictive covenant began to run and the date of the first violation of the restrictive covenant by the Employee. 8.7.2. If any court shall determine that the duration or geographical limit of any restrictive covenant contained in this Section 8 is unenforceable, it is the intention of the Parties that such restrictive covenant shall not thereby be terminated, but shall be deemed amended to the extent required to render it valid and enforceable, and such amendment shall apply only with respect to the operation of this Section 8 in the jurisdiction of the court that has made the adjudication. 8.7.3. The failure of the Company Group to enforce any provision or provisions of this Section 8 shall not in any way be construed to be a waiver of any DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

15 such provision or provisions, nor prevent the Company Group from thereafter enforcing each and every other provision of this Section 8. 8.7.4. The Employee’s agreements and covenants contained in this Section 8 are, and shall be construed as, agreements and covenants separate, independent, and mutually exclusive of any other provision of this Agreement. The existence of any claim or cause of action of the Employee against the Company Group, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company Group of the Employee’s agreements and covenants contained in this Section 8. 8.7.5. All of the Company’s Affiliates, including all members of the Company Group (other than the Company) are specifically hereby named as third- party beneficiaries of this Section 8 with full right, power, and authority to enforce any of the provisions of this Section 8 against the Employee. 8.7.6. The provisions of this Section 8 may be enforced by the Company’s successors and assigns and the Company’s Affiliates, including all members of the Company Group (other than the Company), as third-party beneficiaries. 8.8. Survival. Except as otherwise provided herein, the provisions of this Section 8 shall survive the termination or expiration of this Agreement or the Employee’s employment hereunder for any reason or regardless of the reason whatsoever, whether voluntary or involuntary. 8.9. Exceptions. The Employee’s ownership of less than a one percent (1%) interest in a publicly held entity solely for investment purposes shall not, by itself, be deemed to constitute a breach of Section 8.3 hereof. If the Company terminates the Employee’s employment hereunder without Cause pursuant to Section 6.4.1 hereof or the Employee terminates the Employee’s employment for Good Reason pursuant to Section 6.7 hereof, then the provisions of Section 8.3 hereof shall not apply following such termination; provided, however, that all other provisions of this Section 8 shall continue in full force and effect to the extent applicable. 8.10. Review by Employee. THE EMPLOYEE HAS CAREFULLY READ AND CONSIDERED THE PROVISIONS OF THIS SECTION 8, AND HAVING DONE SO, AGREES THAT THE COVENANTS SET FORTH HEREIN AND THE REMEDIES AFFORDED THE COMPANY GROUP HEREUNDER ARE FAIR AND REASONABLE AND ARE REASONABLY REQUIRED FOR THE PROTECTION OF THE LEGITIMATE BUSINESS INTERESTS AND GOODWILL OF THE COMPANY GROUP. THE EMPLOYEE UNDERSTANDS THAT THE FOREGOING RESTRICTIONS MAY LIMIT THE EMPLOYEE’S ABILITY TO EARN A LIVELIHOOD IN A BUSINESS SIMILAR TO THE BUSINESS OF THE COMPANY AND ANY OF ITS AFFILIATES, BUT THE EMPLOYEE NEVERTHELESS BELIEVES THAT THE EMPLOYEE HAS RECEIVED AND WILL RECEIVE SUFFICIENT CONSIDERATION AND OTHER BENEFITS AS AN EXECUTIVE OF DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

16 THE COMPANY AND AS OTHERWISE PROVIDED HEREUNDER OR AS DESCRIBED HEREIN TO CLEARLY JUSTIFY SUCH RESTRICTIONS WHICH, IN ANY EVENT (GIVEN THE EMPLOYEE’S EDUCATION, SKILLS, AND ABILITY), THE EMPLOYEE DOES NOT BELIEVE WOULD PREVENT THE EMPLOYEE FROM OTHERWISE EARNING A LIVING OR OTHERWISE UNDULY IMPAIR THE ABILITY OF THE EMPLOYEE TO SECURE EMPLOYMENT WITHIN THE FIELD OR FIELDS OF THE EMPLOYEE’S CHOICE, INCLUDING, WITHOUT LIMITATION, THOSE AREAS IN WHICH THE EMPLOYEE IS, IS TO BE, OR HAS BEEN EMPLOYED BY THE COMPANY. THE EMPLOYEE FURTHER UNDERSTANDS THAT THE COMPANY WOULD NOT HAVE EMPLOYED THE EMPLOYEE OR ENTERED INTO THIS AGREEMENT BUT FOR THE COVENANTS CONTAINED IN THIS SECTION 8. 9. General Provisions. 9.1. Notice. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given: (a) when personally delivered to the recipient or sent by e-mail to the recipient, (b) one (1) business day after being sent by e-mail to the recipient (with hard copy sent to the recipient by reputable overnight courier service that same day or the next business day (charges prepaid)), (c) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (d) five (5) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as follows: if to the Company, to the Company at the Company’s principal business address; and if to the Employee, to the Employee at the Employee’s last known residential address as set forth in the books and records of the Company. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth. 9.2. References. Unless the context otherwise requires, the following shall apply: (a) references to this Agreement shall include any amendment or renewal hereof; (b) words such as “herein,” “hereinafter,” “hereof,” “hereto,” and “hereunder” refer to this Agreement as a whole; (c) whenever any reference is made in this Agreement to a Party, such reference shall (when applicable) be deemed to be and include references to such Party’s successors and permitted assigns; (d) capitalized words and phrases used in this Agreement that are capitalized for reasons other than syntax or grammar shall have the meaning attributable to them hereunder; (e) references to the masculine gender in this Agreement shall be deemed to include the feminine and neuter, and references to the singular shall include the plural, and vice versa, where appropriate; (f) references to a noun, verb, adjective, or adverb shall be deemed to include the inflected form thereof, and vice versa, where appropriate; (g) any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder; (h) the word “include” or “including” means including without limitation; (i) the word “person” means any individual, corporation, partnership, limited liability company, trust, association, government (or governmental agency, authority, board, body, commission, department, entity, instrumentality, or political subdivision thereof), or other entity; (j) DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

17 where any provision in this Agreement refers to any action to be taken by any person or entity, or which such person or entity is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person or entity; (k) “or” is used in the inclusive sense of “and/or”; (l) whenever any reference is made in this Agreement to the phrase “calendar year,” such reference is intended to be a reference to the twelve (12) month period beginning as of January 1 and ending as of December 31; (m) whenever any reference is made in this Agreement to the phrase “year of the Employment Term” or similar phrase without any qualification to “calendar year,” such reference is intended to be a reference to (i) the twelve (12) month period beginning on the Commencement Date of the Employee’s employment hereunder, or (ii) any subsequent twelve (12) month period during the Employment Term commencing on each anniversary of such Commencement Date; and (n) the term “business day” or any variation thereof means a day other than a Saturday, Sunday, or legal holiday in the state of Florida. 9.3. Entire Agreement. Except as otherwise specifically provided or incorporated herein, this Agreement constitutes the entire agreement of the Parties regarding the subject matter hereof and supersedes (a) any express or implied prior or contemporaneous statement, representation, warranty, understanding, agreement, or arrangement, whether oral, written, or otherwise, and (b) any omission to state or disclose a fact, material or otherwise, in each case made or omitted by any Party or by and between the Parties with respect to such subject matter hereof. 9.4. Binding Effect; Benefit. This Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns. 9.5. Assignment. This Agreement is personal to the Employee, and the Employee may not assign this Agreement or any of the Employee’s rights, interests, or obligations hereunder. The Company may (a) assign this Agreement or any of the Company’s rights or interests hereunder to any person or entity as collateral or security for any indebtedness of the Company; (b) assign any or all of the Company’s rights or interest hereunder, or delegate any or all of the Company’s obligations hereunder, to one or more of the Company’s Affiliates or successor entities, or (c) assign this Agreement or any or all of the Company’s rights, interests, or obligations hereunder to any person or entity in connection with or with respect to a transfer, sale, exchange, or other disposition of the Company or all or substantially all of its business or assets, whether directly or indirectly, or whether by way of purchase, sale, reorganization, merger, or consolidation, or whether by operation of law or otherwise. 9.6. No Third-Party Beneficiaries. Except as otherwise provided herein, this Agreement shall not confer any rights or remedies upon any person or entity other than the Parties and their respective successors and permitted assigns. 9.7. Amendment. No provision of this Agreement may be modified or amended unless such modification or amendment is agreed to in writing and signed by the Parties. DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

18 9.8. Waiver. No waiver by any Party of any provision contained in this Agreement or any default, misrepresentation, or breach thereof, whether intentional or not, shall be valid unless the same shall be specifically set forth in a written instrument signed by the Party making such waiver, nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach thereof or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach thereof. 9.9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Florida without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the state of Florida. 9.10. Venue and Pre-Suit Mediation. If any action at law or in equity is brought to enforce or interpret any provision of this Agreement, and such action is allowed to proceed, venue for such action shall be and only be (i.e., exclusively be) filed in a state or federal court of competent jurisdiction in and for Cobb County, Georgia, unless the parties mutually agree in writing to have such action in some other locale. Subject to the three exclusions discussed below, Executive and Company agree that, prior to either Party filing a lawsuit against one another for any claims whatsoever, the Parties must, as a condition precedent to any such lawsuit, participate in a mediation with an agreed upon, neutral, private mediator, at the Company’s expense. Such mediation must occur within 45 days of the requesting Party’s request and neither Party can file a lawsuit until: (i) the mediation has concluded and the Parties have reached an impasse; (ii) the non-requesting Party has advised the requesting Party that it refuses to mediate; and/or (iii) 45 days have passed since the requesting Party requested mediation and the mediation has not occurred. The Parties shall not be required to conduct a pre-suit mediation under the following three circumstances: (i) the claims at issue arise under or relate in any way to the covenants contained in paragraph 8 hereof; (ii) the claims at issue relate in any way to an alleged misappropriation, use, and/or disclosure of the Company’s trade secrets; and/or (iii) in the Company’s view, the claims at issue require immediate and/or emergency relief from the court. In either of the three aforementioned circumstances, the Parties may immediately file a lawsuit and do not need to conduct a pre-suit mediation. 9.11. Costs of Enforcement. If any action at law or in equity (including any appellate proceeding) is brought to enforce or interpret any provision of this Agreement and such action is allowed to proceed, the prevailing Party shall be entitled to recover all costs, fees, and expenses incurred by such Party in connection with such action, including, without limitation, all court costs and reasonable legal and accounting fees, costs, expenses, and disbursements, at all levels of litigation or appeal, in addition to any other relief to which such Party may be entitled. 9.12. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING IN RESPECT OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR LITIGATION OF ANY NATURE OR KIND DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

19 WHATSOEVER DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF, OR RELATING TO (A) THIS AGREEMENT, (B) ANY DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH, (C) THE SUBJECT MATTER HEREOF OR THEREOF, (D) THE VALIDITY, INTERPRETATION, ENFORCEABILITY, TERMINATION, OR BREACH HEREOF OR THEREOF, (E) THE ASSOCIATION OR RELATIONSHIP BETWEEN THE PARTIES, OR (F) ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL, WRITTEN, OR OTHERWISE), OR ACTS, ERRORS, OR OMISSIONS OF ANY PARTY WITH RESPECT HERETO OR THERETO, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER CLAIMS, DEMANDS, ACTIONS, OR CAUSES OF ACTION OF ANY NATURE OR KIND WHATSOEVER, WHETHER BASED UPON COMMON LAW, STATUTE, OR ANY OTHER LEGAL OR EQUITABLE THEORY. 9.13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. An executed counterpart of this Agreement (including an executed signature page or counterpart signature page hereto) may be delivered by e-mail (including .pdf) or other means of electronic transmission, and such delivery shall be deemed to have been duly and validly delivered and shall be legally valid and effective for all purposes for which the executed original thereof could be used. The exchange of an executed counterpart of this Agreement by e-mail (including .pdf) or other means of electronic transmission shall be sufficient to bind the Parties to this Agreement. A copy of an executed counterpart of this Agreement (including a copy of an executed signature page or counterpart signature page hereto) shall be legally valid and effective for all purposes for which the executed original thereof could be used. This Agreement may be electronically signed by the Parties (including, without limitation, by the use of DocuSign), which will be treated as an original copy as though ink-signed by Employee and the duly authorized representative of the Company. 9.14. Construction. In the event of any dispute as to the precise meaning of any provision contained herein, the principles of construction and interpretation that written documents be construed against the Party preparing the same shall not be applicable. Every provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Party. 9.15. Headings. The headings of the various Sections or other provisions herein contained are intended for ease of reference only and are not to be construed as evidence of the intent as to the content thereof. 9.16. Severability. Except as otherwise provided in and subject to the provisions of Section 8.7 hereof, if any provision contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

20 9.17. Incorporation by Reference. The paragraphs under the Introduction to this Agreement are true and correct and are hereby incorporated herein by reference and made a part hereof, and every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is hereby incorporated in this Agreement by reference and made a part hereof. 9.18. Offset. Whenever a Party is obligated to pay any sum to the other Party, any amounts that the Party owes to the other Party may be deducted from that sum before payment. 9.19. Expenses. Each Party shall pay the fees and expenses incurred by such Party incident to the negotiation, preparation, and consummation of this Agreement, including, without limitation, the fees, costs, and expenses of such Party’s own counsel and experts except as set forth in Section 2 of the Compensation Schedule. 9.20. Survival. The provisions of Sections 4, 6, 7, 8, and 9 hereof and the Compensation Schedule (and associated definitions) shall survive the termination or expiration of this Agreement or the Employee’s employment hereunder for any reason or regardless of the reason whatsoever, whether voluntarily or involuntarily. In addition, each provision of this Agreement which by its terms survives or is intended to survive such termination or expiration shall survive such termination or expiration to the extent necessary to carry out the intentions of the Parties under this Agreement. 9.21. Agreement Drafted by Company’s Counsel. The Parties hereby acknowledge and understand that the Company’s counsel prepared this Agreement on behalf of, and in the course of its representation of, the Company. Furthermore, the Employee hereby acknowledges and understands that (a) the Employee has been advised that conflicts of interest exist between the Employee and the Company; (b) the Employee was advised to seek the advice of independent counsel; (c) the Employee had adequate opportunity to seek the advice of independent counsel; and (d) neither the Company, the Company’s counsel, nor any officer, manager, member, employee, or agent of the Company represents the Employee. 9.22. Indemnification. The Company shall indemnify and hold the Employee harmless from and against loss, cost, liability, fines, damage and expense in connection with any claim, demand, suit, proceeding, or cause of action asserted by any person, agency, court or corporation, arising out of the reasonable execution of Employee’s duties by Employee, or the breach by the Company of this Agreement. The Employee shall indemnify and hold the Company and its Affiliates harmless from and against loss, cost, liability, fines, damage and expense in connection with any claim, demand, suit, proceeding, or cause of action asserted by any person, agency, court or corporation, arising out of Employee’s conduct outside the scope of Employee’s employment with the Company or the breach by Employee of this Agreement. 9.23. Section 409A Compliance. Payments under this Agreement shall be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. All DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

21 payments shall be, under all circumstances, deemed to come from an unfunded plan. All payments subject to Section 409A will not be accelerated in time or schedule. [Signature Page Follows] DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

22 [Signature Page to the Employment Agreement] IN WITNESS WHEREOF, the Parties have caused this Agreement to be made and entered into as of the Commencement Date with the intent to be legally bound. AON CENTRAL SERVICES, LLC By: Todd Schonherz Chief Executive Officer EMPLOYEE: David Afshar DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

A-1 EXHIBIT A COMPENSATION SCHEDULE 1. Base Salary. The Employee’s base salary is payable at the rate of Four Hundred Seventy-Five Thousand Dollars ($475,000.00) per year (“Base Salary”). The Employee is eligible for annual performance reviews and performance-based merit increases in accordance with the Company’s policies. 2. Signing Bonus and Legal Fee Reimbursement. Employee shall be eligible to receive a signing bonus equal to Fifty Thousand Dollars ($50,000.00) payable within thirty (30) days of the Commencement Date. Employee shall be eligible to receive reimbursement up to One Thousand Five Hundred Dollars ($1,500.00) for attorneys’ fees associated with the review of this Agreement, which shall be payable within thirty (30) days of Employee’s submission for reimbursement in accordance with the Company’s expense reimbursement policy. 3. Annual Performance Bonus. Subject to the terms and conditions of this Agreement, the Employee shall be eligible to receive, in addition to any Base Salary, a standard annual performance bonus of fifty percent (50%) of Employee’s Base Salary in effect as of January 1st of the applicable bonus year (or as of the Commencement Date for the 2024 bonus year) based on Employee and Company’s achievement of criteria established by the AON Board and Chief Executive Officer. All performance bonuses payable hereunder shall be paid to the Employee on or before March 31st of the year following the bonus year to which such bonuses relate (e.g., on or before March 31, 2025 for the 2024 bonus year). In the event of a termination of this Agreement and the Employee’s employment hereunder by the Company for Cause (as defined in Section 6.5.1 hereof) or by Employee without Good Reason (as defined in Section 6.7 hereof), the Employee shall be deemed to have waived and shall forfeit all rights to receive any bonus payments under this Agreement which have not been paid, and which are not required to have been paid, as of the effective date of termination with Cause or without Good Reason; provided, however, that in the event that this Agreement is terminated (i) by the Company without Cause, (ii) due to a Non- Renewal, (iii) by the Employee with Good Reason, (iv) by reason of death or Disability (as defined in Section 6.3 hereof), for (v) by mutual agreement of the Parties, then Employee shall be entitled to receive payment of the annual bonus for the calendar year during which the effective date of termination occurs, calculated on a prorated basis (using such proration methods as may be determined by the AON Board in its reasonable discretion) through the effective date of termination (the “Prorated Bonus”). Bonus amounts are determined by the Company and at the sole discretion of the Company. This plan may be suspended, modified, or terminated at any time, provided that any such suspension, modification or termination applies to all employees similarly situated to Employee. DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

A-2 4. Equity Ownership Issuance. Employee shall be eligible to participate in the American Oncology Network, Inc. (“AONC”) 2023 Incentive Equity Plan and upon approval by the Compensation Committee (the “Committee”) of the AONC Board of Directors shall be granted One Hundred Fifty Thousand (150,000) restricted stock units, each representing one share of AONC Class A Common Stock, on the grant date and subject to the terms and vesting schedule set by the Committee; provided, however, that (i) for vesting purposes, the grant date shall be the Commencement Date regardless of when the restricted stock units were actually issued to Employee, and (ii) in the event of a Change in Control (as defined in Section 5.3 below), the restricted stock units shall immediately vest as of the effective date of the Change in Control. 5. Transaction Bonus. Within sixty (60) days of the effective date of any Change in Control (as hereinafter defined) of AON, and so long as the Employee is continuously employed by Company from the date of this Agreement through the effective date of the Change in Control, the Employee shall be eligible to receive a bonus (the “Transaction Bonus”) without regard to the sponsor returns or equity value at the time of the Change in Control, as follows: 5.1. If such Change in Control occurs within twenty-four (24) months of the Commencement Date, the Transaction Bonus shall be equal to One Million Dollars ($1,000,000.00) payable within sixty (60) days of the effective date of such Change in Control. 5.2. If such Change in Control occurs after the twenty-four- (24-) month anniversary of the Commencement Date, the Transaction Bonus shall be equal to One Million Five Hundred Thousand Dollars ($1,500,000.00) payable within sixty (60) days of the effective date of such Change in Control. 5.3. “Change in Control” means the occurrence of any of the following events: (i) an acquisition of equity securities of AONC representing at least a majority of the voting power of AONC by another entity by means of any transaction or series of related transactions (including, but not limited to, any reorganization, merger, or consolidation), or (ii) a sale of all or substantially all of AON’s assets to an entity other than an Affiliate, provided, however, that a transaction described in clause (i) of this subsection in which the holders of all classes of the AON equity securities immediately prior to such transaction own, directly or indirectly, more than fifty percent (50%) of all classes of equity securities of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a Change in Control pursuant to this clause (i). Notwithstanding the foregoing, the Parties acknowledge that Employee shall not be entitled to any right or benefit, including but not limited to the benefits set forth in Sections 4 or 5 hereto, upon a Change in Control resulting from any transaction or series of related transactions in which shares of AONC’s Class B common stock or common units of American Oncology Network, LLC held by the holders of such securities immediately following the closing of the Company’s business combination on September 20, 2023, are cancelled, redeemed or otherwise disposed of, or transferred to any Affiliate of the Company on or before December 31, 2024. DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

A-3 6. General Employee Benefits. The Employee shall be entitled to such medical, dental, or other benefits as are provided by the Company, subject to the terms and conditions thereof and requirements for qualification therefor. The Company retains the right to modify, amend, or terminate any such medical insurance plan, dental insurance plan, qualified retirement plan, or other employee benefit plan or welfare benefit plan, whether in whole or in part, so as to eliminate, reduce, or otherwise change any benefits payable or provided thereunder, subject to the terms and conditions of such plan. Nothing contained in this Agreement shall prevent or prohibit the Company from modifying, amending, or terminating any such plan or plans, whether in whole or in part, at any time, or from time to time, pursuant to the applicable provisions thereof. 7. Paid Time Off. The Employee shall be entitled to paid time off (“PTO”) for vacations and bona fide illness, in accordance with the Company’s policy. Paid time off shall be scheduled and taken, with the Company’s prior consent, at times which are most convenient to the Company, taking into consideration seasonal fluctuations in and the demand for services upon the Company’s business and vacations and other leaves of absence of the Company’s other employees. During periods of leaves of absence permitted under this Section 7, the Employee’s compensation and benefits provided hereunder shall continue in full, except as otherwise provided in this Agreement. The Employee’s compensation and benefits provided hereunder shall cease or abate, however, during periods of leave of absence taken in excess of those permitted hereunder. 8. Withholding. The Employee’s Base Salary, bonuses, benefits, and other amounts paid by the Company and taxable to the Employee shall be subject to required withholding taxes, social security taxes, and other employment and payroll taxes required by applicable law, rule or regulation to be withheld by the Company with respect to compensation paid to an employee. 9. Expense Reimbursement. The Employee shall be entitled to other expense reimbursement as set forth in the Company’s expense reimbursement policy, as it may exist and be modified from time to time. 10. Continuing Education and Professional License Renewal. Subject to the provisions of this Agreement and the terms, conditions, and limitations set forth in the Company’s expense reimbursement policy as it may exist and be modified from time to time, the Company shall reimburse the Employee for reasonable costs and expenses incurred by the Employee to attend CE programs, including registration fees, transportation, food, and lodging, and professional license renewal upon presentment of expense reports and vouchers that are acceptable to the Company and that are in sufficiently detailed form to comply with standards for deduction of business expenses established by the Internal Revenue Service up to a maximum amount of Five Thousand Dollars ($5,000.00) per year, prorated for any partial year during the Employment Term (the “CE Allowance”). 11. Cellular Telephone and Internet Stipend. During the Term of Employment, the Employee is eligible for a monthly cellular phone and internet stipend allowance of up to One Hundred Dollars ($100.00) to reimburse the Employee for the use and cost of a cellular phone and internet in connection with the performance of Employee’s duties under this Agreement. 12. Termination. If the Employee’s employment hereunder terminates or expires for any reason or regardless of the reason whatsoever, whether voluntarily or involuntarily, the DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

A-4 Company will pay the following to the Employee: (a) the accrued, but unpaid portion of the Base Salary payable (if any) to the Employee hereunder and (b) the Employee’s accrued, but unpaid or unused PTO, in each case prorated through the Employee’s effective date of termination or expiration of employment. Such amounts will be paid to the Employee as soon as administratively reasonable after such effective date of termination or expiration. Except as otherwise provided in this Compensation Schedule, any Base Salary, bonus, PTO benefits, or other amounts that would have accrued subsequent to such effective date of termination or expiration will abate. DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

B-1 EXHIBIT B FORM OF RELEASE I understand and agree completely to the terms set forth in the Employment Agreement, dated as of June 1, 2024 (the “Agreement”), between me and AON Central Services, LLC, a Delaware limited liability company (the “Company”). I understand that I am not entitled to any severance benefits, bonuses or any other amount payable under Section 4 of the Agreement unless (1) I sign and return this Release to the Company and (2) I do not revoke this Release pursuant to Section 5 below. 1. For and in consideration of the severance benefits, bonuses, medical insurance premiums or reimbursements, or any other amounts payable under Section 4 of the Agreement I am receiving from the Company, I, on my own behalf and on behalf of my successors and assigns (collectively referred to as “Releasor”), hereby release and forever discharge the Company, its predecessors, successors, corporate affiliates, parent entities and subsidiaries and their respective officers, directors, agents, representatives, executives, consultants and advisors (collectively referred to as “Releasee”), from any and all claims, counterclaims, demands, debts, actions, causes of action, suits, expenses, costs, attorneys’ fees, damages, indemnities, obligations and/or liabilities of any nature whatsoever, whether known or unknown, which Releasor ever had, now has or hereafter can, shall or may have against Releasee, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Release, including, but not limited to, the following: (i) all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company and/or its affiliated entities, parents and subsidiaries or the termination or expiration of that employment; (ii) all such claims and demands related to salary, bonuses, or any other benefits or compensation which have, are or may be due to me or my beneficiaries from the Company and/or its affiliated entities, parents and subsidiaries, including vacation pay, fringe benefits, expense reimbursements, severance benefits, severance pay and/or any other form of compensation; (iii) any claims arising under any federal, state or local law, statute or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act (“ADEA”), the Older Workers Benefit Protection Act, the Americans With Disabilities Act, the Civil Rights Act of 1991, the Fair Labor Standards Act, the Equal Pay Act, the Executive Retirement Income Security Act of 1974, the Family and Medical Leave Act of 1993, and the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”); and (iv) any claims for breach of contract related to my employment, express or implied, including any claim for breach of any implied covenant of good faith and fair dealing, wrongful discharge, discrimination, harassment, fraud, defamation, intentional tort, emotional distress and negligence. Notwithstanding the foregoing, I do not release any rights I may have (a) to payment of the severance benefits or any other amounts under the Agreement; (b) to payment of accrued benefits under an employee benefit plan, to the extent and in the manner prescribed by the plan documents; (c) to elect continued healthcare coverage under an employee health plan pursuant to COBRA; (d) to file, or assist in the investigation of, a charge against the Company with a state or federal agency with jurisdiction over unlawful employment practices; (e) to apply for and receive unemployment benefits; or (f) to enforce the terms of this Release. 2. Releasor does not release any claims against Releasee that may arise after this Release has become effective. DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

B-2 3. I have been advised to consult independent legal counsel before signing this Release, and I hereby represent that I have executed this Release after having the opportunity to consult independent counsel and after considering the terms of this Release for at least twenty-one (21) calendar days (although I may choose to voluntarily execute this Release earlier). I further represent and warrant that I have read this Release carefully, that I have discussed it or have had reasonable opportunity to discuss it with my counsel, that I fully understand its terms, and that I am signing it voluntarily and of my own free will. 4. I acknowledge that the consideration for this Release is consideration to which I would not otherwise be entitled and is in lieu of any rights or claims that I may have with respect to any severance benefits or any other amounts or remuneration from the Company. 5. This Release shall not become effective until the eighth (8th) day following the date on which I have executed it, provided that I have not revoked it, and I may at any time prior to that effective date revoke this Release by delivering written notice of revocation to the Company pursuant to applicable provisions of the Agreement. 6. This Release may not be amended or modified except by a writing signed by the Company and me. This Release shall be governed by and construed in accordance with the laws of the state of Florida without regard to principles of conflicts of laws thereunder. 7. The Company agrees that, on behalf of Company, Company’s senior management (“Senior Management”) shall not, whether verbally, in writing, electronically, or by any other form of communication, make false and/or harmful statements regarding, or impugn the reputation or character of the Employee. Nothing in this paragraph prevents Senior Management from truthfully giving full and complete deposition or trial testimony, or otherwise appearing in any proceeding as a result of a duly served subpoena or deposition notice. 8. By signing this Release, Employee admits and agrees that: a. he has read the Release; b. he understands it is legally binding, and is hereby advised to review it with a lawyer of his choice prior to executing this Release; c. he realizes and understands the release covers all claims, demands, and causes of action against Releasee, including age discrimination claims under the ADEA; d. he understands the terms of the Release, he is signing voluntarily and with the full understanding of its consequences, and he has not been forced or coerced in any way; e. he is hereby advised that he may take up to twenty-one (21) days in which to consider this Release; and f. he is hereby advised and understands that he may revoke this Release for a period of seven (7) days following the date of its execution, and that this Release shall not DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

B-3 become effective or enforceable until the revocation period has expired without its being revoked. Any such revocation under this Section must be in writing and delivered to Erica Mallon, General Counsel, by overnight delivery within seven (7) days following the date of execution of this Release. [Signature Page Follows] DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927

B-4 Dated this _____ day of _______________20__. WITNESSES: Print Name: Print Name: ACKNOWLEDGEMENT STATE OF COUNTY OF On this ________ day of ___________________, 20__ before me, the undersigned officer, personally appeared _______________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he has executed the same for the purposes therein contained and acknowledged the same to be his free act and deed. In witness whereof, I have hereunto set my hand. Notary Public (Type/Print Name of Notary) My Commission Expires: Commission No.: DocuSign Envelope ID: 9ECAE601-F283-44DF-96B0-37E03A43D927